Provision (Benefit) for Income Taxes	12 Months Ended
Dec. 31, 2010
Provision (Benefit) for Income Taxes [Abstract]
Provision (Benefit) for Income Taxes
Note 5. Provision (Benefit) for Income Taxes
     The provision (benefit) for income taxes from continuing operations includes:

	Years Ended December 31,
	2010	2009	2008
	(Millions)
Current:
Federal	$87	$15	$187
State	2	13	25
Foreign	40	21	8

	129	49	220
Deferred:
Federal	(63)	269	507
State	(104)	42	(5)
Foreign	12	3	11

	(155)	314	513

Total provision (benefit)	$(26)	$363	$733

     Reconciliations from the provision (benefit) for income taxes from continuing operations at the federal statutory rate to the realized provision (benefit) for income taxes are as follows:

	Years Ended December 31,
	2010	2009	2008
	(Millions)
Provision (benefit) at statutory rate	$(328)	$334	$802
Increases (decreases) in taxes resulting from:
State income taxes (net of federal benefit)	(70)	35	13
Foreign operations — net	(17)	25	(16)
Impact of nontaxable noncontrolling interests	(58)	(49)	(54)
Goodwill impairment	351	—	—
Taxes on undistributed earnings of certain foreign operations	66	—	—
Reduction of tax benefits on Medicare Part D federal subsidy	11	—	—
Other — net	19	18	(12)

Provision (benefit) for income taxes	$(26)	$363	$733

     State income taxes (net of federal benefit) were reduced by $65 million in 2010 and $46 million in 2008 due to reductions in our estimate of the effective deferred state rate, including state income tax carryovers, reflective of a change in the mix of jurisdictional attribution of taxable income.
     Income (loss) from continuing operations before income taxes includes $173 million of foreign income, $36 million of foreign loss, and $139 million of foreign income in 2010, 2009, and 2008, respectively.
     During the course of audits of our business by domestic and foreign tax authorities, we frequently face challenges regarding the amount of taxes due. These challenges include questions regarding the timing and amount of deductions and the allocation of income among various tax jurisdictions. In evaluating the liability associated with our various filing positions, we apply the two step process of recognition and measurement. In association with this liability, we record an estimate of related interest and tax exposure as a component of our tax provision. The impact of this accrual is included within other — net in our reconciliation of the tax provision to the federal statutory rate.
     Significant components of deferred tax liabilities and deferred tax assets are as follows:

	December 31,
	2010	2009
	(Millions)
Deferred tax liabilities:
Property, plant, and equipment	$1,784	$3,658
Derivatives — net	111	66
Investments	2,125	491
Other	100	108

Total deferred tax liabilities	4,120	4,323

Deferred tax assets:
Accrued liabilities	369	557
Minimum tax credits	120	62
State loss and credit carryovers	278	289
Other	70	58

Total deferred tax assets	837	966

Less valuation allowance	249	289

Net deferred tax assets	588	677

Overall net deferred tax liabilities	$3,532	$3,646

     The valuation allowance at December 31, 2010 and 2009 serves to reduce the recognized tax assets associated with state loss and credit carryovers to an amount that will more likely than not be realized. These amounts are presented in the table above before any federal benefit.
     As a result of the plan approved by our Board of Directors to pursue separation of the company into two standalone publicly traded corporations (see Note 19), we provided $66 million of deferred taxes in 2010 on undistributed earnings of certain foreign operations that we no longer consider permanently reinvested. As of December 31, 2010, we still consider $277 million of undistributed earnings of other consolidated foreign subsidiaries to be permanently reinvested and have not provided deferred income taxes on that amount.
     Cash payments for income taxes (net of refunds and including discontinued operations) were $40 million, $14 million, and $155 million in 2010, 2009, and 2008, respectively.
     As of December 31, 2010, we had approximately $91 million of unrecognized tax benefits. If recognized, approximately $74 million, net of federal tax expense, would be recorded as a reduction of income tax expense. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2010	2009
	(Millions)
Balance at beginning of period	$89	$79
Additions based on tax positions related to the current year	11	17
Additions for tax positions for prior years	3	4
Reductions for tax positions of prior years	(12)	(7)
Settlement with taxing authorities	—	(4)

Balance at end of period	$91	$89

     We recognize related interest and penalties as a component of income tax expense. Total interest and penalties recognized as part of income tax expense were $11 million, $17 million, and $2 million for 2010, 2009, and 2008, respectively. Approximately $104 million and $93 million of interest and penalties primarily relating to uncertain tax positions have been accrued as of December 31, 2010 and 2009, respectively.
     As of December 31, 2010, the Internal Revenue Service (IRS) examination of our consolidated U.S. income tax return for 2008 is in process. During the first quarter of 2011, we finalized a settlement for 1997 through 2007 on certain contested matters with the IRS Appeals Division which we anticipate will result in a net reduction to our 2011 provision for income taxes of approximately $90 million to $100 million. This reduction is primarily driven by a deferred tax asset created as a result of our settlement. We anticipate making approximately $160 million to $170 million of cash payments to the IRS and various states related to this settlement in 2011. During the first quarter of 2011, we expect this settlement to reduce the balance of our unrecognized tax benefits by approximately $40 million. The statute of limitations for most states expires one year after expiration of the IRS statute.
     Generally, tax returns for our Venezuelan, Argentine and Canadian entities are open to audit from 2003 through 2010. Certain Canadian entities are currently under examination. We believe there is a high degree of probability of an adjustment related to an international matter that could result in a decrease of approximately $17 million in our unrecognized tax benefits during the next twelve months.